1290 PROPERTY CONTRIBUTION AGREEMENT



                                      among



                      237/1290 UPPER TIER ASSOCIATES, L.P.,

                      237/1290 LOWER TIER ASSOCIATES, L.P.



                                       and



                               1290 PARTNERS, L.P.



                          Dated as of October 10, 1996









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



                      1290 PROPERTY CONTRIBUTION AGREEMENT

                  AGREEMENT, dated as of October 10, 1996, between 237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware limited partnership having an office c/o Olympia & York Companies (U.S.A.), 237 Park Avenue, 12th Floor, New York, New York 10017 (the "Grantor"), 237/1290 LOWER TIER ASSOCIATES, L.P., a Delaware limited partnership having an office c/o Victor Capital Group, L.P., 885 Third Avenue - 12th Floor, New York, New York 10022, Attn: John Klopp (the "Limited Partner") and 1290 PARTNERS, L.P., a Delaware limited partnership having an office c/o Victor Capital Group, L.P., 885 Third Avenue - 12th Floor, New York, New York 10022, Attn: John Klopp (the "Partnership").

                              W I T N E S S E T H:

                  WHEREAS, Grantor is the fee owner of the land commonly known as 1290 Avenue of the Americas, New York, New York and more particularly described in Exhibit A annexed hereto (the "Land") and the improvements located thereon;

                  WHEREAS, on April 23, 1996, cases were commenced against 1290 Associates, L.L.C. and 237 Park Avenue Associates, L.L.C. (collectively, the "Debtors") under Chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

                  WHEREAS, pursuant to the Second Amended Joint Plan of Reorganization of the Debtors filed with the Bankruptcy Court (the "Plan"), (i) the Debtors have merged into Grantor pursuant to that certain Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), and (ii) Grantor, as successor to the Debtors, has agreed to transfer and contribute its right, title and interest in and to the Land, the improvements thereon and the other property described herein to the Limited Partner and the Limited Partner has agreed to issue to Grantor a five percent (5%) interest as a limited partner in the Limited Partner;

                  WHEREAS, pursuant to the Plan, the Limited Partner has agreed to transfer and contribute to the Partnership the Limited Partner's right, title and interest in and to the property contributed by Grantor to the Limited Partner and the Partnership has agreed to issue to the Limited Partner a ninety-nine percent (99%) interest as a limited partner in the Partnership; and

                  WHEREAS, by order dated September 20, 1996, the Bankruptcy Court confirmed the Plan and authorized the transactions contemplated hereby (the "Confirmation Order").

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor, the Limited Partner and the Partnership hereby agree as follows:



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



                                    ARTICLE I

                          CONTRIBUTION OF THE PROPERTY

                  Section 1.1 Transfer of the Property. Grantor, concurrently herewith, shall transfer, assign, convey and contribute to the Limited Partner (subject to the direction of the Limited Partner provided in paragraph 1.2(b) below to make such transfer directly to the Partnership), all of Grantor's right, title and interest, free and clear of any liens, charges, encumbrances, security interests, options or rights or claims with respect thereto (except for encumbrances and other matters permitted hereunder), in and to the following real and personal property (herein collectively referred to as the "Property"):

                  (a) the Land and the buildings and improvements situated thereon (the "Improvements", the Land and the Improvements being collectively referred to as the "Real Property");

                  (b) any land lying in the bed of any highway, street, road or avenue, open or proposed, in front of or adjoining all or any part of the Real Property, to the center line thereof, and to any award made, or to be made, in lieu thereof, and in and to any unpaid award for damage to the Real Property by reason of change of grade of any such highway, street, road or avenue;

                  (c) easements, rights and appurtenances belonging or appertaining to the Real Property, including, without limitation, all development rights, air rights, zoning rights and any adjacent vaults, alleys, strips or gores of land, sidewalks, driveways and parking areas;

                  (d) all fixtures, machinery, equipment and supplies located at or used in connection with the Real Property and all intangible personal property owned by Grantor in connection with the ownership, development, leasing, management, use or operation of the Real Property, including but not limited to assignable contract rights, brochures, manuals, advertising material, the trade name "Park Avenue Atrium" and the right to pursue any pending tax certiorari proceedings relating to the Real Property and to commence such proceedings with respect to the period prior to the date hereof, but excluding the proprietary computer software program used by Grantor and the "O&Y" or "Olympia & York" trade names (collectively, the "Personalty");

                  (e) all of Grantor's right, title and interest as lessor in all leases, licenses and other agreements to occupy all or any part of the Real Property, together with any separate guaranties of such leases, licenses and other agreements (collectively, the "Leases") together with all rents and other sums due, accrued or to become due under each such Lease and all lease security deposits and notes or other evidences of indebtedness from tenants under Leases and related thereto;

                  (f) all of Grantor's right, title and interest in and to all service, supply and maintenance contracts, equipment leases and all other contracts and agreements (including purchase orders) relating to the ownership, development, leasing, operation, management or maintenance of the Real Property, other than the Property Management Agreement with O&Y Management Corp. which is being terminated pursuant to the Plan (the "Contracts");

                  (g) all surveys, plans, specifications, drawings and the like used in the construction, improvement, alteration or repair of the Improvements (the "Plans and Specifications") and all

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unexpired claims, warranties, guarantees, and sureties, if any, received in connection with the construction or improvement or fixtures or equipment on the Real Property, if and to the extent assignable ("Warranties"); and

                  (h) all licenses, permits, certificates of occupancy, and franchises (including, without limitation, those listed on Exhibit B attached hereto and incorporated herein) issued by any federal, state, county or municipal authority relating to the use, maintenance, or operation of the Real Property (the "Permits"), running to, or in favor of Grantor or the Real Property, but only to the extent such transfer is not prohibited by law.

                  Section 1.2 Issuance of Partnership Interests. (a) In consideration of the contribution of the Property by Grantor to or at the direction of the Limited Partner, and in reliance upon the representations, warranties and covenants made herein by Grantor, the Limited Partner is issuing to Grantor a five percent (5%) interest as a limited partner in the Limited Partner as more fully set forth in the agreement of limited partnership of the Limited Partner (the "Upper Tier LP Interest").

                  (b) The Limited Partner hereby directs Grantor to transfer the Property directly to the Partnership with the purpose and intent of such transfer constituting the contribution of the Property by the Limited Partner to the Partnership. In consideration, in part, of the contribution of the Property by the Limited Partner to the Partnership, and in reliance upon the representations, warranties and covenants made herein by Grantor, the Partnership is issuing to the Limited Partner a ninety-nine percent (99%) interest as a limited partner in the Partnership as more fully set forth in the agreement of limited partnership of the Partnership (the "Lower Tier LP Interest")

                                   ARTICLE II

                                   THE CLOSING

                   Section 2.1 Closing. The Closing shall be held concurrently herewith.

                  Section 2.2 Conditions to the Partnership's Obligations. (a) The Limited Partner's and the Partnership's obligations to accept the Property and issue the Upper Tier LP Interest and the Lower Tier LP Interest, respectively, are subject to the satisfaction by Grantor (or waiver by the Limited Partner and the Partnership) of each of the following conditions:

                  (i) Representations and Warranties Correct; Covenants Performed. All representations and warranties of Grantor made in, or pursuant to, this Agreement shall be true and correct in all material respects and Grantor shall have performed all of its covenants hereunder in all material respects.

                  (ii) Acquisition of the Property, Title Insurance. The Partnership shall acquire good and valid title to the Property free and clear of any liens, charges, encumbrances, security interests, options or rights or claims with respect thereto (collectively, "Encumbrances"), other than those matters affecting title to the Real Property described on Exhibit C annexed hereto ("Permitted Encumbrances"). To the extent the Partnership elects, a nationally recognized title company or title companies (the "Title Company") shall issue a policy of title insurance (the "Title Policy") in an amount reasonably satisfactory to the Partnership insuring in the Partnership, all right, title and

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interest in and to the Real Property in fee simple absolute, subject only to the
Permitted Encumbrances.

                  (iii) Plan Confirmation, No Injunction. The Bankruptcy Court shall have issued its order confirming the Plan and there shall not be in effect any preliminary or permanent injunction, decree or other order restraining or prohibiting the consummation of the transactions contemplated by this Agreement.

                  (iv) No Hazardous Material. No Hazardous Material (as defined in Section 3.14 below) shall be present at the Property other than those customarily used, stored and contained in quantities, and in such manner, that do not violate any law or regulation relating thereto (including, without limitation, heating oil, cleaning fluids and supplies, refrigerants and paint) or as otherwise disclosed in Section 3.13 below or in Exhibit P hereto.

                   (v) Other Conditions. All other conditions to Closing set forth in this Agreement have been satisfied.

         (b) Notwithstanding the provisions of paragraph (a) above and Section 1.1, the Limited Partner and the Partnership shall be obligated to accept the Property if there is an Encumbrance (other than a Permitted Encumbrance) affecting title to the Property which the Title Company is unwilling to omit as an exception in the Title Policy or if there are Hazardous Materials at the Property, provided that the aggregate of (i) the amount required to satisfy, discharge or otherwise remove the Encumbrance (or if less, the reduction in value of the Property occurring by reason of the existence of such Encumbrance),
(ii) the amount required to remediate to a level required by the applicable governmental authority in a manner reasonably acceptable to the Partnership (but only to the extent such remediation is legally required) any environmental matter (x) not disclosed in the Environmental Report (as defined in Section 3.13 below) or in Exhibit P to the form of this Agreement which was filed on August 22, 1996, together with the Plan or (y) with respect to which a tenant, utility or a governmental agency is responsible, and together with (iii) all such amounts similarly outstanding under the Contribution Agreement of even date herewith relating to the property known as 237 Park Avenue, New York, New York, does not exceed $2,625,000.

                  Section 2.3 Grantor's Closing Deliveries. Grantor shall deliver the following documents to the Partnership (as directed by the Limited Partner herein) at the Closing:

                  (a) a recordable bargain and sale deed without covenants against grantor's acts in New York statutory form, executed and acknowledged by Grantor conveying the Real Property to the Partnership in the form annexed hereto as Exhibit D;

                  (b) an assignment of all right, title and interest of Grantor under the Leases, which shall include the Partnership's assumption of Grantor's obligations under the Leases accruing from and after the date hereof and, to the extent not discharged under the Plan and Confirmation Order, prior to the date hereof, in the form annexed hereto as Exhibit E;

                  (c) an assignment of all right, title and interest of Grantor under the Contracts, which shall include the Partnership's assumption of Grantor's obligations under the Contracts accruing from and after the date hereof and, to the extent not discharged under the Plan and Confirmation Order, prior to the date hereof, prior to the date hereof, in the form annexed hereto as Exhibit F;

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                   (d) a bill of sale conveying Grantor's right title and
interest in and to the Personalty, in the form annexed hereto as Exhibit G;

                  (e) the RET Return and the RPT Return (all as defined in Section 2.6 below), executed and acknowledged by Grantor, together with the payment, if any, required by Section 2.6 below which shall be paid from closing cash under the Plan;

                   (f) such further instruments as may be necessary to be executed by Grantor to, or for the benefit of, the Debtors or the Partnership to record the deed;

                   (g) a copy of the order of the Bankruptcy Court approving the transfer of the Property to the Partnership;

                  (h) a letter to tenants under Leases and vendors under Contracts in the form annexed hereto as Exhibit H, advising them of the transfer of the Property to the Partnership and directing them to make all payments and to render performance to the Partnership;

                  (i) to the extent in the possession or control of Grantor, its United States affiliates and agents, originals (or copies to the extent that originals are not available) of all Leases, Contracts, Warranties, Permits and Plans and Specifications;

                  (j) copies of the most recently issued real estate tax bills for the Premises, Grantor's files and records regarding pending tax certiorari claims relating to the Real Property, all other books, records, bills, invoices, lease files, credit reports and other documents related to the ownership, development, operation, management, use, maintenance or leasing of the Real Property in each case in the possession of Grantor, its United States affiliates and agents that the Partnership, in its reasonable discretion, requires.

                   (k) a written certification ("FIRPTA Certificate") in form annexed hereto as Exhibit I, which certification shall be in compliance with the Tax Reform Act of 1984 (the "Act") and the regulations thereunder that are imposed by the Foreign Investment in Real Property Tax Act ("FIRPTA") and certifying that Grantor is not a person or entity subject to withholding under FIRPTA and the Act;

                   (l) such customary and reasonable affidavits, documents or instruments as the Title Company may require in order to issue the Title Policy;

                  (m) such evidence as may be reasonably required by the Title Company and the Partnership of the due authorization, execution and delivery of this Agreement and the other documents to be executed in connection with this Agreement, including, without limitation, a certified copy of Grantor's certificate of limited partnership and agreement of limited partnership;

                  (n) all security deposits delivered to Grantor under the Leases which have not been previously applied or repaid to the tenants thereunder;

                   (o) all keys and security alarm codes, if any, to the Real Property in the possession of Grantor, its United States affiliates and agents;


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                   (p) a letter from the actuary for any defined benefit pension plan covering the union employees described in Exhibit O that participate in any such plan stating that there is no withdrawal liability assuming a withdrawal as of June 30, 1996 or, if there is any, it is not greater than $100,000 (together with any similar liability with respect to 237 Park Avenue), provided that if such actuary is unable to deliver such a letter due to information not then being available, Grantor shall deliver such a letter with respect to a withdrawal as of a date not earlier than June 30,1995 and shall deliver evidence that it has made all contributions required of it to such plan since such date; and

                  (q) copies of all lien waivers, if any, in the possession or control of Grantor, its United States affiliates and agents relating to material work currently being performed at the Property.

                   Section 2.4 The Limited Partner's Closing Deliveries. (a) The Limited Partner shall deliver to Grantor at the Closing copies of the Limited Partner's Agreement of Limited Partnership and Certificate of Limited Partnership.

                   (b) The Partnership's Closing Deliveries. (i) The Partnership shall deliver the following documents to Grantor at the Closing:

                   (A) The Partnership's executed counterparts of the assignment and assumption documents referenced in Section 2.3(b);

                   (B) The RET Return and the RPT Return, executed and acknowledged by the Partnership; and

                  (C) unless the Partnership shall assume such obligations in the assignment and assumption agreement referenced in Section 2.3(c), an assumption by the Partnership or the Partnership's property manager of the labor agreements described in Exhibit O annexed hereto. The Partnership hereby agrees to offer and to cause the Partnership's property manager to offer to the non-union employees of Grantor described in Exhibit O (other than the property manager described therein) the choice of (x) employment (i) at the same wages and rate of vacation and severance accrual as is currently applicable to such employees as described in Exhibit O, (ii) with such other benefits as are customarily paid by the Partnership or its property manager (and its affiliates), and (iii) with assumption by the Partnership or such property manager of such employee's existing benefits of accrued vacation and severance, or (y) payment of the severance and accrued vacation costs described therein except to the extent any such non-union employee rejects employment with the Partnership or its property manager and accepts employment with any United States affiliate of Grantor. The Grantor and the Partnership acknowledged that the Debtor, on or about the date hereof, shall pay from the moneys held under the Cash Collateral Stipulation, the accrued salary, vacation and severance costs described in Exhibit O hereto for the property manager.

                  (ii) The Partnership shall deliver to the Limited Partner at the Closing copies of the Partnership's Agreement of Limited Partnership and Certificate of Limited Partnership.

                  Section 2.5 Further Assurances. Grantor, the Limited Partner and the Partnership, at the Effective Date, or at any time or from time to time thereafter, upon request of another party, will execute such additional instruments, documents or certificates as such other party reasonably requests in order to effectuate the transactions contemplated hereby.


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                  Section 2.6  Closing Expenses.

                  (a) Title and Survey. The Partnership shall bear all costs of obtaining the Title Policy, as well as any costs in updating the existing survey of the Real Property.

                  (b) Real Estate Transfer Tax. Grantor, Limited Partner and the Partnership agree to comply timely with the requirements of Article 31 of the New York Tax Law and the regulations applicable thereto, as the same may be amended from time to time, with respect to the transactions contemplated by the Merger Agreement and this Agreement. Grantor and, if required, Limited Partner and the Partnership shall swear to and deliver the return required by said statute and the regulations issued pursuant to the authority thereof (the "RET Return"), it being acknowledged by the parties that Grantor intends to file an RET Return stating that, pursuant to the provisions of Section 1146(c) of the federal Bankruptcy Code, the transfer of the Property pursuant to the Merger Agreement and this Agreement shall be exempt from the Real Estate Transfer Tax imposed by said Article 31.

                  (c) Real Property Transfer Tax. Grantor, Limited Partner and the Partnership agree to comply timely with the requirements of Chapter 21 of Title 11 of the Administrative Code of the City of New York and the regulations applicable thereto, as the same may be amended from time to time, with respect to the transactions contemplated by the Merger Agreement and this Agreement. Grantor, and, if required, Limited Partner and the Partnership shall swear to and deliver the return required by said statute and the regulations issued pursuant to the authority thereof (the "RPT Return"), it being acknowledged by the parties that Grantor intends to file an RPT Return stating that, pursuant to the provisions of Section 1146(c) of the federal Bankruptcy Code, the transfer of the Property pursuant to the Merger Agreement and this Agreement shall be exempt from the Real Estate Transfer Tax imposed by said Chapter 21.

                   (d) Recording Charges. Grantor shall pay as an administrative expense all recording charges payable in connection with the recording of the deed and other documents to be recorded hereunder.


                                   ARTICLE III

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF GRANTOR

                  Grantor hereby represents, warrants and covenants to the Partnership that the following statements are true and accurate:

                  Section 3.1 Due Organization and Authority. Grantor is a limited partnership duly organized, validly existing and in good standing under the law of the State of Delaware and has the power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by Grantor has been duly authorized by all requisite actions and proceedings of Grantor, subject to issuance by the Bankruptcy Court of an order confirming the Plan.

                  Section 3.2 Performance and Enforceability. The execution, delivery and performance by Grantor of this Agreement and any related instruments and documents do not and will not (i) contravene the agreement of limited partnership of Grantor or (ii) result in any violation by

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Grantor of any law, rule or regulation applicable to it or the Property or result in the creation of any lien, charge, encumbrance, security interest, option or right or claim with respect thereto other than a Permitted Encumbrance.

                  Section 3.3 Consents and Filings. No consent, license, permit, approval, order or authorization of, or filing with any governmental or judicial authority is required to be obtained or made in connection with the execution, delivery or performance by Grantor of this Agreement or the consummation of the transactions to be consummated by Grantor hereunder other than an order of the Bankruptcy Court confirming the Plan.

                  Section 3.4 Grantor's Ownership of the Property. Grantor is the sole legal and beneficial owner, with sole power to dispose of, the Property. Grantor is not a "foreign person" within the meaning of FIRPTA.

                  Section 3.5 Rent Roll and Leases. As of the date hereof, there are no leases or occupancy agreements affecting the Property or any part thereof in which the owner of the Property is the landlord/licensor except for the Leases identified on Exhibit J annexed hereto. There are no leases, subleases or other occupancy agreements affecting the Property under which Grantor or any affiliate is the tenant, subtenant or licensee. To the knowledge of Grantor, the Rent Roll annexed hereto as Exhibit J is complete and correct in all material respects as of the date thereof and accurately reflects all arrearages as of such date. No option or other right to purchase all or any portion of the Property has been granted by Grantor or an affiliated predecessor in interest to any tenant or other party and Grantor has no knowledge of any such option or other right having been granted by any other prior owner of the Property. Exhibit J accurately reflects all security deposits currently held by Grantor under the Leases.

                  To Grantor's knowledge, Grantor has delivered to the Partnership true, correct and complete original counterparts of all the Leases and all modifications, amendments and supplements thereof in its possession or in the possession of its agents or United States affiliates. To Grantor's knowledge, all of the leases identified in Exhibit J annexed hereto are in full force and effect and Grantor is the lawful holder of the lessor's interest in Leases.

                  Section 3.6 Contracts. To the knowledge of Grantor, Exhibit K annexed hereto accurately reflects all Contracts affecting the ownership or operation of the Property or the Personalty that are being assumed by the Debtors under the Plan and by the Partnership hereunder, including Contracts for work being performed at the Property and brokerage agreements.

                  Section 3.7 Real Estate Taxes. No tax certiorari proceedings are currently pending with respect to the Property or Grantor except as described on Exhibit L hereto.

                  Section 3.8 Brokerage Commissions. To the knowledge of Grantor, all brokerage commissions which are on the date hereof due and payable with respect to any Leases have been fully paid or have been released under the Plan, except for the brokerage commissions set forth in Exhibit M annexed hereto.

                  Section 3.9 Condemnation. To the knowledge of Grantor, there is no pending condemnation, expropriation, eminent domain, or similar proceeding affecting all or any portion of the Property nor has Grantor received any notice that any such proceeding is threatened.

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                  Section 3.10 Litigation. All actions, suits or proceedings brought by Grantor or its affiliated predecessors in interest relating to the Property, any Lease or Contract or relating to or arising out of the ownership, management or operation of the Property, and pending in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality are described in Exhibit N hereto. Grantor shall, at the Partnership's request, take such action as may be required to assign its rights under such actions, suits or proceedings to the Partnership and to cause the Partnership to be substituted as a named party therein.

                  Section 3.11 Zoning. To the knowledge of Grantor, there are no petitions, actions or hearings relating to or affecting the zoning or use of the Real Property except as disclosed in writing to the Partnership concurrently herewith.

                  Section 3.12 Employees. There are no persons at the Real Property who are presently employed by Grantor other than those listed on Exhibit O attached hereto and, other than as shown on Exhibit O, none of the persons who are presently employed by Grantor are employed under any union or other employment contract, written or otherwise.

                  Section 3.13 Environmental Matters. Grantor has received copies of the Phase I Environmental Report dated June 27, 1994 as updated April 16, 1996 prepared by AquaTerra with respect to the environmental condition of the Property (the "Environmental Report"). To the knowledge of Grantor: (i) except as noted in the Environmental Report or in Exhibit P hereto, no portion of the Property contains any hazardous, toxic or harmful material, substance, waste or contamination, whether man-made or naturally occurring ("Hazardous Materials") which is in need of remediation in order to prevent injury to persons, material damage to property or criminal liability and (ii) Grantor and its affiliated predecessors have received no written notice from any governmental unit or other person that the Property is not or has not been in compliance with Environmental Laws which has not been cured.

                  The term "Environmental Laws" shall mean and include all federal, state and local statutes, ordinances, regulations and rules in effect on the date hereof relating to environmental quality, contamination and clean-up, including, without limitation, the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq., and the Water Quality Act of 1987; the Federal Insecticide, Fungicide, and Rodenticide Act 7 U.S.C. Section 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. Section 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321 et seq.; the Occupational Safety and Health Act, 29 U.S.C.
Section 651 et seq.; the Resource Conservation and Recovery Act 42 U.S.C.
Section 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act 42 U.S.C.
Section 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, the Emergency Planning and Community Right-to-Know Act and the Radon Gas and Indoor Air Quality Research Act; the Toxic Substances Control Act 15 U.S.C.
Section 2601 et seq.; the Atomic Energy Act, 42 U.S.C. Section 2011 et seq., and the Nuclear Waste policy Act of 1982, 42 U.S.C. Section 10101 et seq.; and state and local environmental statutes and ordinances, with implementing regulations and rules in effect on the date hereof.


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                  Section 3.14 Personal Property. To the knowledge of Grantor, the personal property being conveyed pursuant to the terms hereof is being transferred free and clear of liens and encumbrances, except for the lien of that certain Mortgage Spreader and Consolidation Agreement and Trust Indenture dated as of March 20, 1984 between Fame Associates, O&Y Equity Corp., Olympia & York Holdings Corporation (the predecessors-in-interest to Assignor), Olympia & York 2 Broadway Land Company, Olympia & York 2 Broadway Company and Manufacturers Hanover Trust Company, as the same may have been amended from time to time.

                  Section 3.15 The term "knowledge" as used in this Article III shall mean the actual knowledge of John Greve, John Moore, Roman Mykytink and, with respect to Sections 3.5 and 3.8 only, Thomas Falus.


                                   ARTICLE IV

                                  MISCELLANEOUS

                  Section 4.1 Notices. All notices, requests, demands and other communications made hereunder shall be in writing and shall be deemed duly given when personally delivered against receipt or after deposit with the post office by registered or certified mail, postage prepaid and return receipt requested, as follows, or to such other address or person as a party may hereafter designate by notice to the other party:

         If to Grantor:        237 Park Avenue Associates, L.L.C.
                               c/o Olympia & York Companies (U.S.A.)
                               237 Park Avenue, 12th Floor
                               New York, New York 10017
                               Attention:  Managing Attorney

         with a copy to:       Weil, Gotshal & Manges, LLP
                               767 Fifth Avenue
                               New York, New York 10153
                               Attention:  Brian S. Rosen, Esq.

         and:                  Fried, Frank, Harris, Shriver & Jacobson
                               One New York Plaza
                               New York, New York 10004
                               Attention:  Joshua Mermelstein, Esq.

         and:                  JMB/NYC Office Building Associates, L.P.
                               900 North Michigan Associates
                               Suite 1900
                               Chicago, Illinois  60611
                               Attention:  Gary Nickele


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         If to the Limited Partner:         237/1290 Lower Tier Associates, L.P.
                                            c/o Victor Capital Group, L.P.
                                            885 Third Avenue - 12th Floor
                                            New York, New York 10022
                                            Attention: John Klopp

         with a copy to:                    Battle Fowler LLP
                                            75 East 55th Street
                                            New York, New York 10022
                                            Attention:  Kenneth Friedman


         If to the Partnership:             1290 Partners, L.P.
                                            c/o Victor Capital Group, L.P.
                                            885 Third Avenue - 12th Floor
                                            New York, New York 10022
                                            Attention: John Klopp

         with a copy to:                     Battle Fowler LLP
                                            75 East 55th Street
                                            New York, New York 10022
                                            Attention:  Kenneth Friedman

                  Section 4.2 Survival; As Is. Except for the provisions of
Section 2.5 and 4.8 hereof, none of the provisions of this Agreement or of any document entered into pursuant to this Agreement shall survive the Closing. Except as otherwise provided herein, the Property is being transferred to the Partnership on an "as-is, where-is" basis. The acceptance by the Partnership of the Deed and other documents to be delivered by Grantor hereunder at the Closing pursuant to Section 2.3 shall be deemed to be full performance and discharge of every obligation on the part of Grantor to be performed hereunder and all provisions of this Agreement shall merge in the Deed, except as specifically provided herein to the contrary.

                  Section 4.3 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives and permitted assigns, but this Agreement may not be assigned by either party without the written consent of the other party or pursuant to an order of the Bankruptcy Court.

                  Section 4.4 Captions; Counterparts. The captions in this Agreement are for convenience of reference only, do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties. This Agreement may be executed in two or more counterparts, all of which shall constitute one and the same instrument.

                  Section 4.5 Enforceability; Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.


                                      -11-
C/M:  11764.0001 359505.8

                  Section 4.6 Entire Agreement. This Agreement sets forth the entire understanding of the parties. This Agreement may be modified only by written instrument duly executed by each party. No breach of any agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach.

                  Section 4.7 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to its conflict of laws rules.

                  Section 4.8 Cooperation. The Partnership (at no cost or expense to the Partnership) shall provide reasonable cooperation to Grantor, its U.S. affiliates and their insurance carriers with respect to any insured claims which may be brought against any such entity. Such cooperation shall include (i) making personnel (including building managers previously employed by Grantor or its U.S. Affiliates) available to meet with representatives of such insurance carrier and attend depositions and/or trials at reasonable times, on reasonable notice and at no cost to the Partnership for so long as such personnel are employed by the Partnership (or its managing agent), and (ii) providing access to (and copies of) building books and records, including building logs and service contracts attributable to the period of Grantor's and its predecessors in interest's period of ownership (to the extent available) as may be reasonably requested and on reasonable notice and at no cost to the Partnership.
The provisions of this Section 4.8 shall survive the Closing.


                                                      -12-
C/M:  11764.0001 359505.8

                  IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed on the day and year first above written.

                           237/1290 UPPER TIER ASSOCIATES, L.P.

                           By:   O&Y NY Building Corp., its general partner


                                 By:
                                      Name:
                                      Title:


                           237/1290 LOWER TIER ASSOCIATES, L.P.

                           By:   Metropolis Realty Trust, Inc., its general
                                   partner

                                 By:
                                     Name:
                                     Title:



                           1290 PARTNERS, L.P.

                           By:   1290 GP Corp., its general partner


                                  By:
                                      Name:
                                      Title:


                                      -13-
C/M:  11764.0001 359505.8

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PREMISES

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the Northerly side of West 51st Street with the Easterly side of Avenue of the Americas (formerly Sixth Avenue); running

THENCE Easterly along the Northerly side of West 51st Street, 448 feet to a point distant 472 feet Westerly from the corner formed by the intersection of the Northerly side of West 51st Street with the Westerly side of Fifth Avenue;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the center line of the block between West 51st Street and West 52nd Street;

THENCE Westerly along the center line of the block 2.0 feet to a point;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the Southerly side of West 52nd Street, at a point therein distant 474 feet Westerly from the Southwest corner of West 52nd Street and Fifth Avenue; running

THENCE Westerly along the Southerly side of West 52nd Street, 446 feet to the Easterly side of Avenue of the Americas;

THENCE Southerly along the Easterly side of Avenue of the Americas 200 feet 10 inches to the Northerly side of West 51st Street at the point or place of BEGINNING.



                                       A-1
C/M:  11764.0001 359505.8

                                    EXHIBIT B

                                 LIST OF PERMITS

                       [To be completed on Effective Date]

                                       B-1
C/M:  11764.0001 359505.8

                                    EXHIBIT C

                             PERMITTED ENCUMBRANCES

A. All Leases identified in Exhibit J and the rights of tenants thereunder, all subleases, if any, from such tenants, all sub-subleases, if any, and all rights of Persons claiming directly or indirectly through tenants identified in Exhibit J (e.g., a UCC-1 financing statement of a secured lender to a tenant, whether or not such security interest or the recordation of such instrument is permitted under such tenant's Lease or a mechanic's lien against the tenant's interest in the Property in connection with work performed for a tenant). No such party shall have any right or option to purchase all or any portion of the Property.

B. Any non-disturbance agreement or other agreement between Trustee and any tenant, subtenant or other person with an interest in the Property.

C.       Any violation of a legal requirement.

D. The Indenture, as the same may be amended and restated in accordance with the Plan and any Financing Documents running to the benefit of the Trustee under the Indenture and any replacement mortgage and related documents executed pursuant to the Plan.

E. Liens of any governmental authorities for taxes, assessments, rents, charges, fees and other amounts payable with respect to the Property.

F. State of facts shown on survey by Earl B. Lovell-S.P. Belcher, Inc. dated 6/7/63 and redated by Peter C. Hanson to 1/11/84 and such further facts as an inspection of the Property might show.

G. Any other matter the Title Company is willing to delete as an exception to title at no additional cost or premium.

H. Liens of mechanics, materialmen and laborers which pursuant to the Plan the Partnership is to take title to the Property subject to.

I. "General", "standard" or "printed" exceptions in the Partnership's title insurance commitment provided that the rights of tenants shall be limited to their rights as tenants only under leases and without any right or option to purchase the Property.

J. Any exceptions to title created by the Partnership or relating to the Partnership.

K. Any matter which was consented to by the Trustee or a Majority of the Noteholders.

L.       The following additional title exceptions:


1.       Covenants and Restrictions recorded in L. 826 Cp. 73, L. 936 Cp. 468,
         L. 953 Cp. 200, L. 986 Cp. 316, L. 988 Cp. 200. Policy insures that the aforesaid covenants and restrictions will not be enforced so as to prohibit the maintenance and use of the

                                       C-1
C/M:  11764.0001 359505.8
         existing improvements and that there is no condition or right of re-entry or other provision for forfeiture therein under which the Mortgagee can be cut off, subordinated or otherwise disturbed in the use of the insured premises and the buildings and other improvements erected thereon.

2. Party Wall Agreement recorded in Liber 1076 Cp. 496 affecting the most easterly wall.


                                       C-2
C/M:  11764.0001 359505.8

                                    EXHIBIT D

                                  FORM OF DEED


                              BARGAIN AND SALE DEED

                     WITHOUT COVENANT AGAINST GRANTOR'S ACTS


                      237/1290 UPPER TIER ASSOCIATES, L.P.,

                                       TO

                               1290 PARTNERS, L.P.


                                    SECTION:         1

                                    BLOCK:           1267

                                    LOT:             1

                                    COUNTY:          NEW YORK

                                    ADDRESS:         1290 AVENUE OF THE AMERICAS
                                                     NEW YORK, NEW YORK


                                    RECORD AND RETURN TO:




                                            Attn:


                                       D-1
C/M:  11764.0001 359505.8

                                      DEED

THIS INDENTURE, made as of the day of , 1996, between 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership (successor by merger to 1290 Associates, L.L.C.) having an office c/o Olympia & York Companies (U.S.A.), 237 Park Avenue, New York, New York 10017, collectively, party of the first part, and 1290 Partners, L.P., a Delaware limited partnership, having its principal address at , party of the second part,

WITNESSETH, that the party of the first part, in consideration of the sum of ten dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece, or parcel of land, buildings and improvements thereon erected, situate, lying and being in the Borough and County of Manhattan, bounded and described on Schedule A annexed hereto.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof;

TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises;

TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.


                                       D-2
C/M:  11764.0001 359505.8

The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

This transfer is made pursuant to a Plan of Reorganization which was confirmed on , 1996 by order of the United States Bankruptcy Court for the Southern District of New York (Case No.
       ).

IN WITNESS WHEREOF, the party of the first part has duly executed this deed on the day and year first above written.

                           237/1290 UPPER TIER ASSOCIATES, L.P.

                           By:      O&Y NY Building Corp., general partner

                                    By:    ___________________________
                                           Name:
                                           Title:


                                       D-3
C/M:  11764.0001 359505.8

                                                 [Acknowledgement]



C/M:  11764.0001 359505.8

                                   SCHEDULE A

                                Legal Description


All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the Northerly side of West 51st Street with the Easterly side of Avenue of the Americas (formerly Sixth Avenue); running

THENCE Easterly along the Northerly side of West 51st Street, 448 feet to a point distant 472 feet Westerly from the corner formed by the intersection of the Northerly side of West 51st Street with the Westerly side of Fifth Avenue;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the center line of the block between West 51st Street and West 52nd Street;

THENCE Westerly along the center line of the block 2.0 feet to a point;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the Southerly side of West 52nd Street, at a point therein distant 474 feet Westerly from the Southwest corner of West 52nd Street and Fifth Avenue; running

THENCE Westerly along the Southerly side of West 52nd Street, 446 feet to the Easterly side of Avenue of the Americas;

THENCE Southerly along the Easterly side of Avenue of the Americas 200 feet 10 inches to the Northerly side of West 51st Street at the point or place of BEGINNING.



C/M:  11764.0001 359505.8

                                    EXHIBIT E

                              ASSIGNMENT OF LEASES

                       ASSIGNMENT AND ASSUMPTION OF LEASES


                  237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware limited partnership ("Assignor"), for and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, transfer and assign unto 1290 PARTNERS, L.P., a Delaware limited partnership ("Assignee"), having an office at , all of Assignor's right, title and interest in and to those certain leases, tenancies and other occupancy arrangements described on Exhibit A attached hereto (hereinafter, the "Leases"), relating to the buildings and other improvements located at or about 1290 Avenue of the Americas, New York, New York, as more particularly described in Exhibit B attached hereto (the "Property") and all right, title and interest of Assignor under the Leases, including, without limitation, all rents, however denominated, whether past due, currently due or to become due under the Leases, all claims, rights and suits inuring to the benefit of lessor under the Leases and all cash or securities including, without limitation, letters of credit, deposited under the Leases to secure performance by the lessees of their obligations thereunder, whether such cash or securities including, without limitation, letters of credit, are to be held until the expiration of the terms of the Leases, or applied to one or more of the installments of rent coming due prior to the expiration of such terms.
                  Assignee hereby accepts the foregoing assignment and assumes any executory obligations of Assignor in connection with the Leases described on Exhibit A hereto relating to the period from and after the date hereof and prior to the date hereof to the extent not released pursuant to the Assignor's Plan of Reorganization.

                                       E-1
C/M:  11764.0001 359505.8

                  Assignor further assigns to Assignee, Assignor's rights under expired or terminated Leases, including, without limitation, the right to receive from the tenants thereunder any underpayment of operating expense and real estate tax payments, and Assignee hereby assumes any obligation under such expired or terminated Leases to reimburse such tenants for or refund to such tenants any overpayment of such amounts.

                  This Assignment and Assumption of Leases is made without recourse.

                                       E-2
C/M:  11764.0001 359505.8

                  IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment this __ day of , 1996.

                ASSIGNOR:

                237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware
                 limited partnership
                By: O&Y NY Building Corp., general partner

                    By:_______________________________
                       Name:
                       Title:



                ASSIGNEE:

                1290 PARTNERS, L.P., a Delaware limited partnership


                By:   1290 GP Corp., general partner

                      By:_______________________________
                         Name:
                         Title:


                                       E-3
C/M:  11764.0001 359505.8

                                    Exhibit A


                                     Leases


tenant


                  This exhibit will list all Leases to be assumed pursuant to the Plan and Leases entered into during the bankruptcy case in accordance with the terms of the Cash Collateral Stipulation or otherwise consented to by the Trustee or a Majority of the Noteholders.

C/M:  11764.0001 359505.8

                                    Exhibit B

                              Property Description

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the Northerly side of West 51st Street with the Easterly side of Avenue of the Americas (formerly Sixth Avenue); running

THENCE Easterly along the Northerly side of West 51st Street, 448 feet to a point distant 472 feet Westerly from the corner formed by the intersection of the Northerly side of West 51st Street with the Westerly side of Fifth Avenue;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the center line of the block between West 51st Street and West 52nd Street;

THENCE Westerly along the center line of the block 2.0 feet to a point;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the Southerly side of West 52nd Street, at a point therein distant 474 feet Westerly from the Southwest corner of West 52nd Street and Fifth Avenue; running

THENCE Westerly along the Southerly side of West 52nd Street, 446 feet to the Easterly side of Avenue of the Americas;

THENCE Southerly along the Easterly side of Avenue of the Americas 200 feet 10 inches to the Northerly side of West 51st Street at the point or place of BEGINNING.



C/M:  11764.0001 359505.8

                                    Exhibit C

                                    Deposits


                       [To be Inserted on Effective Date]





C/M: 11764.0001 359505.8

                                    EXHIBIT F

                             ASSIGNMENT OF CONTRACTS


                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                                (1290 Contracts)


                  This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of ________________ ___, 1996, by and between 237/1290 UPPER TIER
ASSOCIATES, L.P., a Delaware limited partnership ("Assignor"), and 1290 PARTNERS, L.P., a Delaware limited partnership ("Assignee").

                  FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, sells, conveys, transfers and assigns unto Assignee all of Assignor's rights, title and interest in, to and under any and all of the following items, to the extent that they are related to that certain real property located in New York, New York, which real property is more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Property"):

                   (a) those contracts and agreements described on Exhibit B attached hereto and incorporated herein by this reference;

                   (b) warranties, guarantees and indemnities (including, without limitation, those for workmanship, materials and performance) which exist or may hereafter exist, from, by or against any contractor, subcontractor, manufacturer, laborer or supplier of labor, materials or other services relating to the Real Property or any improvements located thereon;

                   (c) plans, drawings, and specifications for the improvements located on the Real Property

                   (d) all trademarks, tradenames (excluding the tradenames "O&Y" or "Olympia & York"), contract rights, guarantees, licenses, approvals, certificates, permits or warranties used or useful in connection with the foregoing; and

                  (e) any tax certiorari proceedings (the "Tax Proceedings"), if any, which may be pending with respect to the Real Property and any improvements thereon, and all refunds of real estate taxes payable in respect of the Real Property as a result of the Tax Proceedings now pending or hereafter brought and relating to the period prior to the date hereof.

                  Assignee hereby accepts the foregoing assignment and assumes any executory obligations of Assignor in connection with the contracts and agreements described in paragraph (a) above and relating to the period after the date hereof and prior to the date hereof to the extent not released pursuant to the Assignor's Plan of Reorganization.

                  Assignor hereby covenants that it will, at any time and from time to time upon written request therefor, at Assignee's sole expense and without the assumption of any additional liability therefor, execute and deliver to Assignee, and its successors and assigns, any new or confirmatory instruments and take such further acts as Assignee may reasonably request to fully evidence the assignment contained herein and to enable Assignee, and its successors and assigns, to fully realize and enjoy the rights and interests assigned hereby, including, but not limited to Assignor taking any action as Assignee may reasonably require in connection with the substitution of Assignee as the named party in the Tax Proceedings.


                                       F-1
C/M:  11764.0001 359505.8

                  The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

                  Except as set forth herein, this Assignment is made without recourse, representation or warranty.

                  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon, provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Assignment attached thereto.


                                       F-2
C/M:  11764.0001 359505.8

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed, as of the day and year first above written.

                                 ASSIGNOR:

                                237/1290 ASSOCIATES, L.P., a
                                Delaware limited partnership

                                By:   O&Y NY Building Corp., general partner

                                      By:_________________________
                                         Name:
                                         Title:


                                ASSIGNEE:

                                1290 PARTNERS, L.P., a
                                Delaware limited partnership

                                By:  1290 GP Corp., general partner

                                     By:_________________________
                                        Name:
                                        Title:


                                       F-3
C/M:  11764.0001 359505.8

                                    Exhibit A

                             Description of Property

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the Northerly side of West 51st Street with the Easterly side of Avenue of the Americas (formerly Sixth Avenue); running

THENCE Easterly along the Northerly side of West 51st Street, 448 feet to a point distant 472 feet Westerly from the corner formed by the intersection of the Northerly side of West 51st Street with the Westerly side of Fifth Avenue;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the center line of the block between West 51st Street and West 52nd Street;

THENCE Westerly along the center line of the block 2.0 feet to a point;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the Southerly side of West 52nd Street, at a point therein distant 474 feet Westerly from the Southwest corner of West 52nd Street and Fifth Avenue; running

THENCE Westerly along the Southerly side of West 52nd Street, 446 feet to the Easterly side of Avenue of the Americas;

THENCE Southerly along the Easterly side of Avenue of the Americas 200 feet 10 inches to the Northerly side of West 51st Street at the point or place of BEGINNING.




C/M:  11764.0001 359505.8

                                    Exhibit B

             [Contracts assumed by Assignor pursuant to the Plan and by Assignee pursuant to the Contribution Agreement, including service, brokerage and labor agreements and any Conventional Financing Alternative commitment letter]


C/M:  11764.0001 359505.8

                                    EXHIBIT G

                                  BILL OF SALE


                                  BILL OF SALE
                                                               (1290)


         KNOW ALL MEN BY THESE PRESENTS, 237/1290 ASSOCIATES, L.P., a Delaware limited partnership, ("Seller"), for and in consideration of the sum of Ten ($10) Dollars, the receipt of which is hereby acknowledged, paid by 1290 PARTNERS, L.P., a Delaware limited partnership ("Purchaser"), has granted, sold, transferred and delivered, and does grant, sell, transfer and deliver unto Purchaser, its successors and assigns, the following

                  All machinery, apparatus, equipment, fixtures, fittings, furniture, furnishings and other personal property of every kind and nature owned by Seller or in which Seller has or shall have an interest now or hereafter located on that certain real property located in New York, New York, which real property is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, or appurtenances thereto and usable in connection with the present or future operation and occupancy of said building and property, excluding trade fixtures owned by tenants, subtenants, lessees, sublessees, concessionaires, licensees and other occupants of said building and excluding equipment owned by utilities or contractors and Seller's proprietary computer software.

                  To have and to hold the same unto Purchaser forever.

                  Seller hereby covenants that it will, at any time and from time to time upon written request therefor, at Purchaser's sole expense and without the assumption of any additional liability thereby, execute and deliver to Purchaser, its nominees, successors and/or assigns, any new or confirmatory instruments and do and perform any other acts which Purchaser, its nominees, successors and/or assigns, may reasonably request in order to fully assign and transfer to and vest in Purchaser, its nominees, successors and/or assigns all of the Personal Property intended to be transferred and assigned hereby.

                  This Bill of Sale is made without recourse.

                  All references to "Seller" and "Purchaser" herein shall be deemed to include their respective nominees, successors and/or assigns, where the context permits.

Dated:________________, 1996


                                SELLER:     237/1290 ASSOCIATES, L.P., a
                                            Delaware limited partnership

                                By:  O&Y NY Building Corp., general partner

                                     By:________________________
                                        Name:
                                        Title:



                                       G-1
C/M:  11764.0001 359505.8

                                PURCHASER:       1290 PARTNERS, L.P., a
                                                 Delaware limited partnership

                                 By:      1290 GP Corp., general partner

                                          By:___________________________
                                             Name:
                                             Title:


                                       G-2
C/M:  11764.0001 359505.8

                                Acknowledgements



                                       G-3
C/M:  11764.0001 359505.8

                                    EXHIBIT A

                                Legal Description

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the Northerly side of West 51st Street with the Easterly side of Avenue of the Americas (formerly Sixth Avenue); running

THENCE Easterly along the Northerly side of West 51st Street, 448 feet to a point distant 472 feet Westerly from the corner formed by the intersection of the Northerly side of West 51st Street with the Westerly side of Fifth Avenue;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the center line of the block between West 51st Street and West 52nd Street;

THENCE Westerly along the center line of the block 2.0 feet to a point;

THENCE Northerly parallel with Fifth Avenue and part of the distance through a party wall, 100 feet 5 inches to the Southerly side of West 52nd Street, at a point therein distant 474 feet Westerly from the Southwest corner of West 52nd Street and Fifth Avenue; running

THENCE Westerly along the Southerly side of West 52nd Street, 446 feet to the Easterly side of Avenue of the Americas;

THENCE Southerly along the Easterly side of Avenue of the Americas 200 feet 10 inches to the Northerly side of West 51st Street at the point or place of BEGINNING.



C/M:  11764.0001 359505.8

                                    EXHIBIT H

                         LETTERS TO TENANTS AND VENDORS


                            237/1290 ASSOCIATES, L.P.
                      c/o Olympia & York Companies (U.S.A.)
                                 237 Park Avenue
                            New York, New York 10017


                                                        ____________  ___, 1996


All Tenants of 1290 Avenue of the Americas
New York, New York

         Re:  1290 Avenue of the Americas, New York, New York


Ladies and Gentlemen:

                  Please take notice that the property known as 1290 Avenue of the Americas, New York, New York (the "Property") has been transferred to 1290 Partners, L.P. and in connection therewith, the undersigned has assigned to 1290 Partners, L.P. all of its right, title and interest in your lease at the Property.

                  All notices and future rental or other payments under your lease (including any payments now due or overdue) shall be made payable to 1290 Partners, L.P., and be delivered to:

                  1290 Partners, L.P.


                  Attn:

                   Furthermore, please be advised that (i) any security deposit under your lease has been transferred to 1290 Partners, L.P. and (ii) 1290 Partners, L.P. needs to be added as an additional insured to the insurance policies which you are required to carry under your lease. Certificates of insurance

                                       H-1
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



naming 1290 Partners, L.P. as additional insured should be delivered to landlord immediately.

                               Very truly yours,

                               237/1290 UPPER TIER ASSOCIATES, L.P.
                               (successor by merger to 1290 Associates, L.L.C.)

                               By:  O&Y NY Building Corp., general partner


                                    By:___________________________
                                       Name:
                                       Title:


ACKNOWLEDGED:

1290 PARTNERS, L.P.

By:      1290 GP Corp.,
         general partner

         By:______________________
            Name:
            Title:


                                       H-2
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                                    EXHIBIT I

                               FIRPTA CERTIFICATE


                                FIRPTA Affidavit


STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )


                  BEFORE ME, a Notary Public in and for the State and County
             shown above, personally appeared , who, by me being first duly sworn, deposes and says as follows:

                  I understand that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform 1290 Partners, L.P., a Delaware limited partnership ("Transferee"), that withholding of tax is not required upon disposition of a U.S. real property interest by 237/1290 Upper Tier Associates, L.P. ("Transferor"), the undersigned hereby swears, affirms and certifies the following:

                   1. That I am             of Transferor;

                   2. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the Internal Revenue Code Income Tax Regulations);

                   3. Transferor's U.S. employer identification number is ;

                   4. Transferor's address is c/o Olympia & York Companies (U.S.A.), 237 Park Avenue, New York, New York 10017.

                  I understand that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein may be punished by fine, imprisonment or both.

                  Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign these documents on behalf of Transferor.


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




         IN WITNESS WHEREOF, Transferor has duly executed this Affidavit on the date written below.


                     237/1290 UPPER TIER ASSOCIATES, L.P., a
                       Delaware limited partnership

                     By:      O&Y NY Building Corp., general partner


                              By:___________________________________
                                 Name:
                                 Title:



Sworn to before me this
day of             , 1996

-------------------------------
                  Notary Public


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                                    EXHIBIT J

                          SCHEDULE OF LEASES/RENT ROLL

                  [To reflect Leases to be assumed by the 1290 Debtor pursuant to the Plan or entered into in accordance with the Cash Collateral Stipulation. Rent roll will be prepared by Grantor as of a date within ten (10) days of the Effective Date.]

                                       J-1
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                                    EXHIBIT K

                                    CONTRACTS

                  [To reflect Contracts to be assumed by the 1290 Debtor pursuant to the Plan or entered into in the ordinary course of business, and not in violation of the Cash Collateral Stipulation.]

                                       K-1
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



                                    EXHIBIT L

                           TAX CERTIORARI PROCEEDINGS

              [To be provided by Grantor as of the Effective Date]

                                       L-1
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                                    EXHIBIT M

                              BROKERAGE COMMISSIONS

                  [To be provided by Grantor on Effective Date]

                                       M-1
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



                                    EXHIBIT N

                               PENDING LITIGATION

              [To be provided by Grantor as of the Effective Date]

                                       N-1
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                                    EXHIBIT O

                           EMPLOYEES/LABOR AGREEMENTS


                   Terms of Employment of Non-Union Employees



1. Vacation. An employee is entitled to ten days vacation each year, fifteen days after five years and 20 days -------- after 10 years.

2. Holidays. The office is closed for nine major holidays and each employee is also entitled to three floating holidays.

3. Personal and Sick Days. Each employee is entitled to three personal days and ten paid sick days.

4. Termination/Severance Pay. In case of a termination for reasons other than malfeasance, an employee is to receive termination pay equal to one week's salary per full six months of employment up to five years. Above five years, severance pay is based on a scheduled number of weeks which can be increased at the discretion of the employer.

         The current accrued vacation and severance pay for non-union employees of 237 Park and 1290 Avenue of the Americas is set forth on the attached schedule.





                                       O-1
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



                                    EXHIBIT P

                              ENVIRONMENTAL MATTERS

                                      NONE


                                       P-1
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



                                TABLE OF CONTENTS
                                                                                                       Page


ARTICLE I         CONTRIBUTION OF THE PROPERTY..........................................................  2
         Section 1.1  Transfer of the Property..........................................................  2
         Section 1.2  Issuance of Partnership Interests.................................................  3

ARTICLE II        THE CLOSING...........................................................................  3
         Section 2.1  Closing...........................................................................  3
         Section 2.2  Conditions to the Partnership's Obligations.......................................  3
         Section 2.3  Grantor's Closing Deliveries......................................................  4
         Section 2.4  The Limited Partner's Closing Deliveries..........................................  6
         Section 2.5  Further Assurances................................................................  6
         Section 2.6  Closing Expenses..................................................................  7

ARTICLE III       REPRESENTATIONS, WARRANTIES AND COVENANTS OF .........................................  7
         Section 3.1  Due Organization .................................................................  7
         Section 3.2  Performance and Enforceability....................................................  7
         Section 3.3  Consents and Filings..............................................................  8
         Section 3.4  Grantor's Ownership of the Property...............................................  8
         Section 3.5  Rent Roll and Leases..............................................................  8
         Section 3.6  Contracts.........................................................................  8
         Section 3.7  Real Estate Taxes.................................................................  8
         Section 3.8  Brokerage Commissions.............................................................  8
         Section 3.9  Condemnation......................................................................  8
         Section 3.10 Litigation........................................................................  9
         Section 3.11 Zoning............................................................................  9
         Section 3.12 Employees.........................................................................  9
         Section 3.13 Environmental Matters.............................................................  9
         Section 3.14 Personal Property................................................................. 10
         Section 3.15................................................................................... 10

ARTICLE IV        MISCELLANEOUS......................................................................... 10
         Section 4.1  Notices........................................................................... 10
         Section 4.2  Survival; As Is................................................................... 11
         Section 4.3  Assignment........................................................................ 11
         Section 4.4  Captions; Counterparts............................................................ 11
         Section 4.5  Enforceability; Severability...................................................... 11
         Section 4.6  Entire Agreement.................................................................. 12
         Section 4.7  Applicable Law.................................................................... 12
         Section 4.8  Cooperation....................................................................... 12


EXHIBIT A         LEGAL DESCRIPTION OF THE PREMISES
EXHIBIT B         LIST OF PERMITS
EXHIBIT C         PERMITTED ENCUMBRANCES
EXHIBIT D         FORM OF DEED
EXHIBIT E         ASSIGNMENT OF LEASES
EXHIBIT F         ASSIGNMENT OF CONTRACTS

                                       -i-
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EXHIBIT G         BILL OF SALE
EXHIBIT H         LETTERS TO TENANTS AND VENDORS
EXHIBIT I         FIRPTA CERTIFICATE
EXHIBIT J         SCHEDULE OF LEASES/RENT ROLL
EXHIBIT K         CONTRACTS
EXHIBIT L         TAX CERTIORARI PROCEEDINGS
EXHIBIT M         BROKERAGE COMMISSIONS
EXHIBIT N         PENDING LITIGATION
EXHIBIT O         EMPLOYEES/LABOR AGREEMENTS
EXHIBIT P         ENVIRONMENTAL MATTERS


                                      -ii-
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